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                                                                    EXHIBIT 99.1


                              FOR IMMEDIATE RELEASE
                              ---------------------

              NEW YORK HEALTH CARE ANNOUNCES THIRD QUARTER RESULTS
              ----------------------------------------------------

Brooklyn, NY - November 13, 2003 - NEW YORK HEALTH CARE, INC. (THE "COMPANY") (NASDAQ: BBAL) today announced financial results for the quarter ended September 30, 2003. Net patient revenues $11,044,365 and were entirely generated from its healthcare services subsidiary. The Company's BioBalance subsidiary is a developmental stage specialty pharmaceutical company which did not generate revenues during this period. For the third quarter, the Company recorded a net loss of $1,099,192 or $.05 per share, which included net income of $51,000 from the operations of the home care segment. The net loss includes a non-cash expense in the amount of $461,000 from the issuance of stock options to consultants. Excluding this non-cash item, the net loss would have been $638,000, which is primarily related to product development and general & administrative expenses within the BioBalance subsidiary. In the prior year's third quarter, the net loss was $254,926 of $.01 per share.

On January 2, 2003, The BioBalance Corp. ("BioBalance") acquired New York Health Care in a transaction accounted for as a reverse acquisition. In accordance with the applicable accounting principles, the accompanying consolidated financial statements reflect the historical results of the predecessor entity (The BioBalance Corporation) prior to the merger date. The common stock and per share information have also been adjusted to reflect the reverse acquisition. Thus, the operations on a consolidated basis of New York Health Care and BioBalance for the third quarter of 2003 are being compared to the operations of only BioBalance for the third quarter of 2002 without regard to those of New York Health Care for that period.

Commenting, Jerry Braun, President and Chief Executive Officer of New York Health Care, stated, "While our home health care business continues to perform well, we see the real growth opportunity coming from our gastrointestinal platforms, with our first product, PROBACTRIXTM, leading the way. Our planned timetable calls for completing the GRAS (generally recognized as safe) review process for PROBACTRIXTM by Q1 '04 and introducing PROBACTRIXTM to the United States market as a medical food for the dietary management of Irritable Bowel Syndrome ("IBS") symptoms in late 2004. In addition, our scientific and regulatory staff plans to meet with the FDA in early 2004 to discuss the clinical development requirements for a prescription formulation of its proprietary biotherapeutic agent for a number of potential indications.

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New York Health Care News Release                                         Page 2
November 13, 2003


Dennis O'Donnell, Chief Operating Officer of BioBalance, stated, "Much was accomplished at BioBalance in recent months. In August, we completed the acquisition of a new platform technology of clinically-validated biotherapeutic agents from NexGen Bacterium Inc. This transaction strengthens our new product pipeline well beyond PROBACTRIXtm, our lead product for irritable bowel syndrome. The acquisition included proprietary strains of Bacillus across all gastrointestinal indications that have undergone extensive laboratory and clinical testing and have been shown to possess natural anti-inflammatory, antibacterial and anti-viral properties.

Mr. O'Donnell continued, "There have also been a number of promising PROBACTRIXtm trials; these include studies:

     - Conducted at The Moscow Center of HIV patients, in which a formulation containing its proprietary biotherapeutic agent, PROBACTRIXtm, appeared to rapidly and effectively control diarrhea and other abdominal symptoms commonly associated with HIV infections and treatment.

     - At Moscow State Medical University, which conducted the PROBACTRIXtm trial in two Moscow municipal hospitals on patients with antibiotic-associated diarrhea; PROBACTRIXtm appeared to rapidly and effectively control diarrhea commonly associated with antibiotic usage.

     - Performed at the Institute of Animal Research, Kibbutz Lahav, Israel, in which a formulation containing PROBACTRIXtm, significantly reduced mortality rates and incidence of diarrhea as compared to antibiotics in piglets. The study was conducted and is the first to document the benefits of probiotic products as a possible alternative to controversial antibiotic use in these food animals."

He concluded, "We continue to meet or exceed our previously announced milestones for the Company. With the progress we are making and the actions we are taking, we believe that BioBalance is poised to become a science-based GI therapeutics company that will ultimately address a broad range of substantial medical and commercial opportunities worldwide."

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New York Health Care News Release                                         Page 3
November 13, 2003


BioBalance is a development stage specialty pharmaceutical company focused on the discovery, development and commercialization of proprietary treatments for gastrointestinal (GI) disorders. These include irritable bowel syndrome, inflammatory bowel disease, which encompasses Crohn's disease and ulcerative colitis, and various diarrheas including antibiotic-associated diarrhea, AIDS-related diarrhea and chemotherapy-induced diarrhea. BioBalance operates as a wholly owned subsidiary of New York Health Care, a home healthcare company with which it merged on January 2, 2003 in a Stock Exchange Agreement. The combined entity trades on NASDAQ under the symbol BBAL.

SAFE HARBOR STATEMENT In addition to historical information, certain of the statements in the preceding paragraphs, particularly those anticipating future events, financial performance, business prospects and growth and operating strategies constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as anticipate, believe, estimate, expect, intend, predict, hope or similar expressions. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements, including, without limitation, satisfaction of approvals and conditions applicable to the transaction described above, the company's ability to implement its strategies and achieve its objectives and the risks and uncertainties described in reports filed by the company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including without limitation, cautionary statements made in the company's 2002 Annual Report on Form 10-K, the company's Form S-4 Registration Statement, its latest quarterly report on Form 10-Q and current reports on Form 8-K.

CONTACT:                          -or-         INVESTOR RELATIONS COUNSEL:
New York Health Care                           The Equity Group Inc.
Jerry Braun, President & C.E.O.                Linda Latman     (212) 836-9609
(718) 375-6700                                 www.theequitygroup.com

The BioBalance Corp.
Jeanne Quinto
(212) 679-7778
investorrel@thebiobalancecorp.com
---------------------------------

                            (See Accompanying Tables)


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
New York Health Care, Inc. News Release                                                                        Page 4
November 13, 2003

                                     NEW YORK HEALTH CARE, INC. AND SUBSIDIARIES
                                        CONSOLIDATED STATEMENTS OF OPERATIONS
                                                     (UNAUDITED)

                                                    For The Three Months Ended         For The Nine Months Ended
                                                          September 30,                      September 30,
                                                 --------------------------------  ----------------------------------
                                                      2003             2002              2003              2002
                                                 --------------  ----------------  -----------------  ---------------

Net patient service revenue                      $  11,044,365   $             -   $     33,859,114   $            -
                                                 --------------  ----------------  -----------------  ---------------

Expenses:
   Professional care of patients                     8,821,090                 -         27,059,757                -
                                                 --------------  ----------------  -----------------  ---------------
   Product development                                 211,287            24,669            476,376          171,717
                                                 --------------  ----------------  -----------------  ---------------
   General and administrative
     (excluding non cash compensation)               2,482,798           177,957          7,357,024          644,507
   Non cash compensation                               460,845                 -          1,497,021                -
                                                 --------------  ----------------  -----------------  ---------------

     Total general and administrative expenses       2,943,643           177,957          8,854,045          644,507
                                                 --------------  ----------------  -----------------  ---------------

   Goodwill impairment                                                                   17,869,339                -
   Bad debt expense                                     15,000                               35,250                -
   Depreciation and amortization                       165,913            52,300            394,668          157,300
                                                 --------------  ----------------  -----------------  ---------------

     Total operating expenses                       12,156,933           254,926         54,689,435          973,524
                                                 --------------  ----------------  -----------------  ---------------

Loss from operations                                (1,112,568)         (254,926)       (20,830,321)        (973,524)

Non-operating expenses:
   Interest income                                      13,376                 -             37,649                -
   Interest expense                                          -                 -               (470)               -
                                                 --------------  ----------------  -----------------  ---------------

Net loss                                         $  (1,099,192)  $      (254,926)  $    (20,793,142)  $     (973,524)
                                                 ==============  ================  =================  ===============

Basic and diluted loss per share                 $       (0.05)  $         (0.01)  $          (0.86)  $        (0.05)
                                                 --------------  ----------------  -----------------  ---------------

Weighted and diluted average shares                 24,375,497        20,270,356         24,062,556       20,138,490
                                                 ==============  ================  =================  ===============
outstanding

(1)  On January 2, 2003, The BioBalance Corp. ("BioBalance") acquired New York Health Care in a transaction accounted for  as  a  reverse acquisition.  Although New York Health Care is the name of the surviving public corporate entity, and  BioBalance  is its wholly-owned subsidiary, the Company's financial statements reflect the historical results of
BioBalance,  prior  to  January  2,  2003 and the consolidated results of operations of the Company subsequent to the acquisition  date  of  January  2,  2003.  The  Company's  condensed  consolidated  financial  statements  have  been retroactively  adjusted  to  give  effect  to  the reverse acquisition on January 2, 2003.  At that time, the Company amended  its  certificate of incorporation increasing the number of authorized common stock from 50,000,000 shares to
100,000,000  shares  and  preferred  stock  from  2,000,000  shares  to  5,000,000  shares.

(2)  As a result of the merger early in the year, the Company recognized goodwill of $18,750,000, related to the home care  business.  Based upon an independent valuation of this business versus its purchase price, the Company recorded a  non-cash, non-recurring impairment to goodwill charge of $17,869,339.  The first quarter net loss $18,828,915 also includes  a  non-cash  loss  of $753,000 resulting from an accounting charge due to the issuance of variable options.
Without  these  two  non-cash items, the consolidated net loss would be $383,000, comprised of net income of $156,000 from  the  operations  of  the  home  health  care segment offset by operating losses of $539,000 from the BioBalance segment.


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
New York Health Care, Inc. News Release                                              Page 5
November 13, 2003

                        NEW YORK HEALTH CARE, INC. AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                           ASSETS


                                                                September 30,  December 31,
                                                                    2003           2002
                                                                -------------  ------------
                                                                 (Unaudited)     (Note 1)
Current assets:
   Cash and cash equivalents                                    $  6,836,091   $ 2,625,378
   Restricted cash                                                         -       100,000
   Due from lending institution                                       96,300             -
   Accounts receivable, net of allowance for uncollectible
      amounts of $378,000                                          6,218,802             -
   Subscriptions receivable                                                -       290,000
   Unbilled services                                                 114,277             -
   Prepaid expenses and other current assets                         544,979        36,342
                                                                -------------  ------------
         Total current assets                                     13,810,449     3,051,720

Property and equipment, net                                          161,247             -
Goodwill                                                             900,587             -
Other intangible assets, net                                       6,113,685     1,936,033
Deferred merger costs                                                      -       248,363
Other assets                                                          73,619        23,333
                                                                -------------  ------------
         Total assets                                           $ 21,059,587   $ 5,259,449
                                                                =============  ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accrued payroll                                              $  1,569,173   $         -
   Current portion of lease obligations payable                        2,778             -
   Accounts payable and accrued expenses                           4,583,067       349,182
   Due to HRA                                                      3,163,888             -
   Due to related parties                                          1,540,526             -
                                                                -------------  ------------
         Total current liabilities                                10,859,432       349,182
                                                                -------------  ------------

Commitments and contingencies

Shareholders' equity:
   Preferred stock, $.01 par value, 5,000,000 shares
      authorized; Class A Preferred, 590,375 authorized,
      issued and outstanding                                           5,904             -
   Common stock, $.01 par value,100,000,000 shares
      authorized; 24,943,821 shares issued and 24,938,976
      outstanding as of September 30, 2003; 50,000,000 shares
      authorized; 21,116,494 shares issued and outstanding
      as of December 31, 2002                                        249,438       211,165
   Additional paid-in capital                                     32,599,494     6,550,328
   Deficit                                                       (22,644,368)   (1,851,226)
   Less: Treasury stock (4,845 common shares at cost)                (10,313)            -
                                                                -------------  ------------
         Total shareholders' equity                               10,200,155     4,910,267
                                                                -------------  ------------
         Total liabilities and shareholders' equity             $ 21,059,587   $ 5,259,449
                                                                =============  ============


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